UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2023

BAR HARBOR BANKSHARES

(Exact Name of Registrant as Specified in its Charter)

Maine	001-13349	01-0393663
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

PO Box 400		04609-0400
82 Main Street		(Zip Code)
Bar Harbor, Maine
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (207) 288-3314

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $2.00 per share	BHB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On February 24, 2023, Bar Harbor Bankshares (the “Company”) furnished a Current Report on Form 8-K (the “Original 8-K”) that included an investor presentation (the “Presentation”), which includes certain financial measurements as of or for the period or periods ended December 31, 2022 that have not previously been publicly disclosed. This Current Report on Form 8-K/A Amendment No. 1 (this “Amendment”) amends the Original 8-K solely for the purpose of adding “Item 2.02 (Results of Operations and Financial Condition)” to this Amendment. Other than the aforementioned addition of “Item 2.02 (Results of Operations and Financial Condition)” in this Amendment, no other changes have been made to the Original Form 8-K or the exhibits furnished therewith.

Item 2.02 Results of Operations and Financial Condition

The information on certain pages of the Presentation and furnished as Exhibit 99.1 hereto contains certain financials conditions regarding the Company as of or for the period or periods ended December 31, 2022, and the information set forth on such pages is hereby incorporated into this Item 2.02 by reference.

Item 7.01 Regulation FD Disclosure

On February 24, 2023, the Company made available to its investor slides that the Company intends to utilize in connection with investor meetings. A copy of the Presentation is furnished as Exhibit 99.1 to this report and is incorporated by reference herein. The Presentation is also available on the Company’s website located at www.barharbor.bank/sec-filings.

The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and will not be deemed to be “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of such section, nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except as may be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Investor Presentation dated February, 2023 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed on February 24, 2023).
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Bar Harbor Bankshares

February 27, 2023	By:	/s/ Curtis C. Simard
Curtis C. Simard
President and CEO